Consolidated Statements of Operations (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Sep. 29, 2012	Sep. 24, 2011	Sep. 25, 2010
Net sales	$ 156,508	$ 108,249	$ 65,225
Cost of sales	87,846	64,431	39,541
Gross margin	68,662	43,818	25,684
Operating expenses:
Research and development	3,381	2,429	1,782
Selling, general and administrative	10,040	7,599	5,517
Total operating expenses	13,421	10,028	7,299
Operating income	55,241	33,790	18,385
Other income/(expense), net	522	415	155
Income before provision for income taxes	55,763	34,205	18,540
Provision for income taxes	14,030	8,283	4,527
Net income	$ 41,733	$ 25,922	$ 14,013
Earnings per share:
Basic	$ 44.64	$ 28.05	$ 15.41
Diluted	$ 44.15	$ 27.68	$ 15.15
Shares used in computing earnings per share:
Basic	934,818	924,258	909,461
Diluted	945,355	936,645	924,712
Cash dividends declared per common share	$ 2.65	$ 0.00	$ 0.00